Exhibit 99.1 NIKOLA TO ACQUIRE ROMEO POWER J U LY 2 0 2 2

Additional Information and Where to Find It The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for any offer materials that Nikola Corporation (“Nikola”), its acquisition subsidiary or Romeo Power, Inc. (“Romeo”) will file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the exchange offer is commenced, Nikola and its acquisition subsidiary will file a tender offer statement on Schedule TO, Nikola will file a registration statement on Form S-4 and Romeo will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. ROMEO STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ROMEO SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Solicitation/Recommendation Statement, the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents will be made available to all Romeo stockholders at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free on the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Nikola will be available free of charge by contacting Investor Relations, Nikola Corporation, 4141 E Broadway Road, Phoenix, Arizona 85040. Copies of the documents filed with the SEC by Romeo will be available free of charge by contacting Investor Relations, Corporate Secretary, Romeo Power, Inc., 5560 Katella Avenue, Cypress, California 90630. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws, including statements relating to the exchange offer, the proposed merger, the anticipated benefits of the proposed merger, including potential cost savings, synergies and performance improvements, the expected benefits of any liquidity support, the expected financial impact of the proposed transaction on Nikola, Nikola’s expectations regarding its ongoing liquidity needs and ability to satisfy those needs, and Nikola’s expectations regarding the closing of the merger. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited: risks related to the ability of Nikola to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including having a sufficient number of Romeo’s shares being validly tendered into the exchange offer to meet the minimum condition; the ability of Romeo and Nikola to receive the required regulatory approvals for the proposed acquisition; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; Nikola’s ability to successfully integrate Romeo’s battery pack production into its business; Nikola’s ability to realize expected synergies, benefits, cost savings and performance improvements; the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; the risk that disruption from the proposed acquisition may make it more difficult to maintain business and operational relationships; the potential negative effects of the announcement or the consummation of the proposed transaction on the market price of Nikola’s common stock or on its business or operating results; the risk of litigation or regulatory actions related to the proposed transaction; the effect of the announcement or pendency of the transaction on Romeo’s business relationships, operating results, and business generally; risks relating to significant transaction costs and known or unknown liabilities; risks associated with third party contracts containing consent or other provisions that may be triggered by the proposed transaction; the ability of Nikola to continue to obtain sufficient capital to support its business; and the ability of the parties to retain and hire key personnel. There can be no assurance that the proposed transaction or any other matters described above will in fact be consummated in the manner described or at all. For additional information regarding factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of Nikola and Romeo on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. These forward-looking statements are made only as of the date hereof and Nikola disclaims any obligation to update any forward-looking statement, except as required by law. Trademarks Nikola and the Nikola logo are trademarks of Nikola Corporation. All other trademarks and service marks are the property of their respective owners. C O N F I D E N T I A L P A G E / 2

T R A N S A C T I O N O V E R V I E W Nikola’s acquisition of Romeo Power (“Romeo”) will bring battery pack engineering and production in-house, securing control of a critical component supply, streamlining manufacturing and reducing costs • Nikola to acquire Romeo for $144mm in Equity Value, or $0.74 per share in stock • Represents a 34% premium to Romeo’s July 29, 2022 closing share price • Romeo stockholders will receive 0.1186 of a share of Nikola common stock for each Romeo share, owning 4.5% of the company on a pro forma basis (1) (2) • Nikola to provide interim liquidity support of $35mm through closing to facilitate continued operations 1) Liquidity support includes $15mm in senior secured notes, plus up to $20mm for pack delivery incentive (temporary price increase for each pack delivered through transaction close). 2) Closing expected by end of October 2022, subject to a minimum tender of a majority of Romeo shares in the exchange offer and other customary conditions, including regulatory approval C O N F I D E N T I A L P A G E / 3

C O M P E L L I N G S T R AT E G I C R AT I O N A L E Vertical integration and single product focus allow significant opportunity for operational improvement and cost 1 reduction for one of the most expensive components of the Bill of Materials (BOM) Integrated commercial vehicle electriﬁcation platform will lead to manufacturing excellence and expected 2 annual cost savings of up to $350mm by 2026 Provides Nikola with domestic battery pack manufacturing capability, complementing Nikola’s 3 commitment to dual-source battery pack strategy to satisfy capacity needs Proven battery pack technologies and a significant battery cell supply agreement in place 4 (1) Brings deep battery and BMS engineering capabilities in-house with minimal capital outlay; expected to 5 accelerate Nikola’s product development, increase range and charge rates, and improve customer experiences Nikola is Romeo’s largest production customer, and the parties have strong ongoing engineering collaboration 6 1) Battery Management System C O N F I D E N T I A L P A G E / 4

R O M E O P O W E R AT A G L A N C E N e w C y p r e s s F a c i l i t y Romeo Power is a leader in delivering largescale • State-of-the-art headquarters, manufacturing, R&D and testing electrification solutions with a differentiated portfolio laboratory facility located in Cypress, California of advanced battery pack and BMS technologies • Expanded manufacturing capacity and improved automation capabilities K e y F a c t s • 3 production lines up and running with 2 additional lines expected by end of year • Founded in 2016 • Headquartered in Cypress, CA • The Cypress facility will become the Battery Center of Excellence for Nikola following closing TOTAL PATENTS & PATENT 30+ 300+ EMPLOYEES APPLICATIONS YEARS COMBINED BATTERY SPECIFIC 400+ ENGINEERING 85+ ENGINEERS EXPERIENCE (1) Nikola Pack 1) Nikola Pack is custom designed and built for Nikola. Nikola owns pack level IP. C O N F I D E N T I A L P A G E / 5

D E E P E X I S T I N G C O L L A B O R AT I O N W I T H C L E A R I N T E G R AT I O N S T R AT E GY • Nikola has intimate knowledge and understanding of Romeo’s operations, with up to ~10 manufacturing engineers working on-site to support Romeo production of Nikola packs since late 2021 • Post transaction, Nikola will be able to deploy its deep engineering resources and high-volume manufacturing experience to further optimize production processes for throughput and consistency o Significant operational improvements have already been identified by Nikola engineers o Shifting focus and mindset from R&D to high-volume manufacturing o Capital has been earmarked for investment in training and automation KEY AREAS OF OPPORTUNITY NEAR–TERM LONGER–TERM Nikola Battery Center of Excellence at the Cypress Optimize supply chain for consistency Facility Improve process to focus on quality, yield and Proprietary and optimized BMS and enclosure design on-time delivery Commitment to dual-sourcing battery strategy Increase level of automation and quality control (in-house + Proterra) C O N F I D E N T I A L P A G E / 6

T R A N S A C T I O N W O U L D S I G N I F I C A N T LY I N C R E A S E PA C K P R O D U C T I O N (2) Number of Battery Packs Delivered Monthly Expected to signiﬁcantly increase battery pack delivery to Nikola through: • Single product focus Higher Volumes• Operational improvements • More efficient production processes Equivalent # • Additional manufacturing 28 (1) of Trucks lines June 2022 Expected by End of 2023 (Actual) Significant operational improvements are expected post-merger, which should lead to greater production output and more consistent delivery of modules and packs 1) Each truck has 9 battery packs. 2) Chart shown for illustrative purposes only. Size of the bars do not represent actual ratio. C O N F I D E N T I A L P A G E / 7

I L L U S T R AT I V E PA C K P R I C I N G A N D C O S T R E D U C T I O N Illustrative Non-Cell Related Battery Pack Pricing Pack Delivery Incentive $20M Liquidity Support Liquidity Support Provided to support pack production Provided via Temporary Price through transaction close Increase • Temporary price increase for each pack delivered through transaction close 30-40% Reduction • Temporary price increase terminates if transaction does not close Pricing per • Estimated annual battery pack cost Original Supply ILLUSTRATIVE savings of up to $350 million by 2026 Agreement Post- Integration Pack Costs Illustrative Non-Cell Related Battery Pack Pricing $20 million is a controlled funding mechanism designed to provide additional capital to Romeo and incentivize the delivery of battery packs until closing C O N F I D E N T I A L P A G E / 8

I D E N T I F I E D B AT T E R Y PA C K S U P P LY C H A I N C O S T S A V I N G S O P P O R T U N I T I E S A signiﬁcant portion of the potential 30-40% cost reduction in non-cell related battery pack costs expected to be driven by supp ly chain optimization 30-40% Reduction vs. original supply agreement ELECTRONIC BOARDS THERMAL AND OTHER • Includes additional savings opportunities • Leverage Nikola's supply base to secure for thermal, fasteners, plastic better pricing and more consistent delivery components, metal, harnesses and other on electronic components and assembly • Combined purchasing power and strong supplier relationships enhances the ENCLOSURE ability to source COST SAVINGS • Switch from machined to • Thermal component localization in BY COMPONENT casted Mexico as next step • Requires tooling investment of ~$750K Incremental savings from increased yield and process efﬁciency as well as lower labor content expected to further supplement supply chain savings C O N F I D E N T I A L P A G E / 9

T R A N S A C T I O N S U M M A R Y TRANSACTION TERMS / CONSIDERATION • Nikola to acquire Romeo for $144mm in Equity Value, or $0.74 per share in stock • Represents a 34% premium to Romeo’s July 29, 2022 closing share price • Each share of Romeo stock will receive 0.1186 of a share of Nikola common stock • Romeo stockholders will own 4.5% of the pro forma company INTERIM LIQUIDITY SUPPORT DETAILS • Nikola will provide Romeo with interim funding to facilitate continued operations through closing: o $15mm in senior secured notes, plus up to $20mm for pack delivery incentive (temporary price increase for each pack (1) delivered through transaction close) • Additional liquidity support is available in case transaction closing is delayed TIMING / APPROVALS • Nikola and Romeo’s Boards of Directors have approved this transaction • Nikola will launch an exchange offer as promptly as practicable • Expected to close by end of October 2022, subject to a minimum tender of a majority of Romeo outstanding shares in the exchange offer and other customary conditions, including regulatory approval COST SAVINGS • Expected to reduce non-cell related battery pack costs by 30-40% by the end of 2023 • Expected annual cost savings of up to $350mm by 2026 1) If Romeo does not obtain the planned price relief due to production shortfalls, it will have the ability to incrementally increase the amount of the senior facility if desired, up to a maximum of $20mm. C O N F I D E N T I A L P A G E / 10